UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 4, 2024 (October 3, 2024)

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTION
On October 3, 2024, Polo Merger Sub, Inc., a Georgia corporation (“Merger Sub”) and a wholly owned subsidiary of IQVentures Holdings, LLC, an Ohio limited liability company (“IQV”), completed its merger (the “Merger”) with and into The Aaron’s Company, Inc. (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated June 16, 2024 (the “Merger Agreement”), by and among IQV, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned direct subsidiary of IQV.

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 2.01 by reference.

As of the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.50 per share (“Company common stock”), issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company as treasury stock, shares owned by IQV or any direct or indirect wholly owned subsidiary of IQV and shares owned by shareholders who have properly exercised dissenters’ rights under the Georgia Business Corporation Code) was converted into the right to receive $10.10 in cash, without interest (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, as of the Effective Time:

•Each outstanding Company stock option granted under a Company equity incentive plan was accelerated and became fully vested (to the extent not yet vested) and was cancelled and converted into the right to receive a cash payment equal to the product of (i) the total number of shares of Company common stock subject to such Company stock option multiplied by (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per share.

•Each Company stock option with an exercise price per share equal to or greater than the Merger Consideration was cancelled for no consideration.

•Each outstanding Company restricted stock unit granted under a Company equity incentive plan became fully vested (to the extent not yet vested) and was cancelled and converted into the right to receive a cash payment equal to the Merger Consideration.

•Each outstanding restricted share of Company common stock granted under a Company equity incentive plan that was vested was cancelled and converted into the right to receive a cash payment equal to the Merger Consideration.

•Each outstanding restricted share of Company common stock granted under a Company equity incentive plan that was unvested was modified to reflect an award of restricted cash in an amount equal to the Merger Consideration, having the same terms and conditions as applied thereto prior to such modification (except for any terms rendered inoperative by reason of the Merger and certain administrative changes), except that the period following a change in control of the Company during which such award is subject to vesting on a termination without “cause” or for “good reason,” as applicable (the “Protection Period”), was extended if and to the extent necessary so that it covers the entire vesting period of such award.

•Each outstanding Company time-based restricted cash award granted under a Company equity incentive plan was modified to reflect an award of restricted cash of an equal dollar amount, having the same terms and conditions as applied thereto prior to such modification (except for any terms rendered inoperative by reason of the Merger and certain administrative changes), except that the Protection Period with respect to each such award (if any) was extended if and to the extent necessary so that it covers the entire vesting period of such award.

•Each outstanding award of Company performance shares granted under a Company equity incentive plan became vested with respect to the “target” number of performance shares subject to such award, and each vested Company performance share was cancelled and converted into the right to receive a cash payment equal to the Merger Consideration.

•Each outstanding award of Company cash performance units granted under a Company equity incentive plan became vested with respect to the “target” number of performance units subject to such award, and each vested award of Company performance units was cancelled and converted into the right to receive cash in an amount equal to that number of vested units covered by such award multiplied by $1.00 per unit.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on June 17, 2024 and incorporated herein by reference.
ITEM 3.01.     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company common stock from listing on the NYSE and requested that the NYSE (i) suspend trading of the Company common stock on the NYSE immediately prior to market-open on October 4, 2024 and (ii) file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of the Company's common stock on the NYSE was suspended prior to market-open on October 4, 2024. The NYSE also filed the Form 25 on October 4, 2024.
The Company intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the Company common stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.
ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The information set forth in the Introduction and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
As a result of the Merger, each share of Company common stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Company common stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.
ITEM 5.01.     CHANGES IN CONTROL OF REGISTRANT.
The information set forth in the Introduction and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned direct subsidiary of IQV.
In connection with the Merger, the aggregate Merger Consideration paid was approximately $310.7 million.
ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT.
In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, which consisted of Michael Durbin, Cory Miller and Sean O’Brien, became the directors of the Company. Accordingly, as of the Effective Time, all directors of the Company serving as of immediately prior to the Effective Time ceased serving as directors.

ITEM 5.03.     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
At the Effective Time, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company, in each case as in effect immediately prior to the Effective Time, were amended and restated to be in the form of the articles of incorporation and the bylaws, respectively, of Merger Sub, in accordance with the terms of the Merger Agreement (except that references to the name of Merger Sub were replaced by the name of the Company).
Copies of such amended and restated articles of incorporation and amended and restated bylaws, as in effect following the Effective Time, are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated June 16, 2024, by and among IQVentures Holdings, LLC, Polo Merger Sub, Inc. and The Aaron's Company, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on June 17, 2024).

3.1	Amended and Restated Certificate of Incorporation of The Aaron's Company, Inc.
3.2	Amended and Restated Bylaws of The Aaron's Company, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	October 4, 2024		C. Kelly Wall Chief Financial Officer